STATEMENT OF ADDITIONAL INFORMATION

VICTORY PORTFOLIOS

CLASS A SHARES

CLASS C SHARES

CLASS R SHARES

CLASS R6 SHARES

CLASS Y SHARES

Value

Victory RS Partners Fund

(Class A: RSPFX; Class R: RSPKX; Class Y: RSPYX)

Victory RS Value Fund

(Class A: RSVAX; Class C: RVACX; Class R: RSVKX; Class Y: RSVYX)

Victory RS Large Cap Alpha Fund

(Class A: GPAFX; Class C: RCOCX; Class R: RCEKX; Class Y: RCEYX)

Victory RS Investors Fund

(Class A: RSINX; Class C: RIVCX; Class R: RSIKX;

Class Y: RSIYX)

Global Natural Resources

Victory Global Natural Resources Fund

(Class A: RSNRX; Class C: RGNCX; Class R: RSNKX; Class Y: RSNYX)

Growth

Victory RS Small Cap Growth Fund

(Class A: RSEGX; Class C: REGWX; Class R: RSEKX;

Class Y: RSYEX)

Victory RS Select Growth Fund

(Class A: RSDGX; Class C: RSGFX; Class R: RSDKX; Class R6: RSSRX; Class Y: RSSYX)

Victory RS Mid Cap Growth Fund

(Class A: RSMOX; Class C: RMOCX; Class R: RSMKX; Class R6: RMORX; Class Y: RMOYX)

Victory RS Growth Fund

(Class A: RSGRX; Class C: RGWCX; Class R: RSGKX;

Class Y: RGRYX)

Victory RS Science and Technology Fund

(Class A: RSIFX; Class C: RINCX; Class R: RIFKX;

Class Y: RIFYX)

Victory RS Small Cap Equity Fund

(Class A: GPSCX; Class C: RSCCX; Class R: RSCKX; Class Y: RSCYX)

International

Victory RS International Fund

(Class A: GUBGX; Class C: RIGCX; Class R: RIGKX;

Class Y: RSIGX)

Victory RS Global Fund

(Class A: RSGGX; Class C: RGGCX; Class R: RGGKX; Class Y: RGGYX)

Victory Sophus Emerging Markets Fund

(Class A: GBEMX; Class C: REMGX; Class R: REMKX; Class R6: RSERX; Class Y: RSENX)

Victory Sophus Emerging Markets Small Cap Fund

(Class A: RSMSX; Class C: RSMGX; Class Y: RSMYX)

Victory Sophus China Fund

(Class A: RSCHX; Class C: RCHCX; Class R: RCHKX; Class Y: RCHYX)

Fixed Income

Victory INCORE Investment Quality Bond Fund

(Class A: GUIQX; Class C: RIQCX; Class R: RIQKX;

Class Y: RSQYX)

Victory INCORE Low Duration Bond Fund

(Class A: RLDAX; Class C: RLDCX; Class R: RLDKX; Class Y: RSDYX)

Victory High Yield Fund

(Class A: GUHYX; Class C: RHYCX; Class R: RHYKX; Class Y: RSYYX)

Victory Tax-Exempt Fund

(Class A: GUTEX; Class C: RETCX; Class Y: RSTYX)

Victory High Income Municipal Bond Fund

(Class A: RSHMX; Class C: RSHCX; Class Y: RHMYX)

Victory Floating Rate Fund

(Class A: RSFLX; Class C: RSFCX; Class R: RSFKX;

Class Y: RSFYX)

Victory Strategic Income Fund

(Class A: RSIAX; Class C: RSICX; Class R: RINKX;

Class Y: RSRYX)

July 29, 2016, as revised on September 12, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of each of the series of Victory Portfolios (the “Trust”) set forth above (each a “Fund” and, collectively, the “Funds”) dated July 29, 2016, as it may be revised from time to time. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, or by calling toll free 1-800-766-3863.

Certain disclosure relating to the corresponding series of the RS Investment Trust (the “Predecessor Funds” or the “RS Funds”) has been incorporated by reference into this SAI from the Predecessor Funds’ annual reports to shareholders. For a free copy of any of the foregoing annual reports, please call 1-800-766-3863.

The financial highlights contained in the Prospectus for the each Fund reflect the historical financial highlights of the Predecessor Funds, respectively. Upon completion of the reorganizations of the RS Funds with and into the Funds, the Class A, Class C, Class R, and Class Y shares, as applicable, of the Funds assumed the performance, financial and other historical information of the Class A, Class C, Class K, and Class Y shares, respectively, of the corresponding RS Funds, as applicable.

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company named “The Victory Portfolios,” which was organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 50 series of beneficial interest (“shares”).

This SAI relates to the shares of 25 series of the Trust (each a “Fund,” and collectively, the “Funds”) and their respective classes.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purposes of completing the reorganizations (“Reorganizations”) with 25 corresponding Predecessor Funds, each a series of RS Investment Trust, a registered investment company. The Reorganizations were approved by shareholders of the Predecessor Funds in connection with the acquisition of RS Investment Management Co. LLC (“RS Investments”), the investment adviser to the Predecessor Funds, by the parent company of Victory Capital Management Inc. (“Victory Capital” or the “Adviser”). The Adviser is the investment adviser to each Fund. The Funds commenced operations upon the completion of the Reorganizations.  Upon the completion of the Reorganizations, the Class A, Class C, Class R and Class Y shares of the Funds, as applicable, assumed the performance, financial and other historical information of, respectively, the Class A, Class C, Class K and Class Y shares of the Predecessor Funds, as applicable. Information presented in this SAI and the Prospectus for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds as if the Reorganizations had occurred as of that date.

Much of the information contained in this SAI expands on subjects discussed in each Prospectus (referred to in this SAI as the “Prospectus”). Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless a policy is expressly deemed to be a fundamental policy of the Fund, changeable only by a shareholder vote. A Fund may, with notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each of the Funds are sub-classified as diversified investment companies except the Victory RS Investors Fund and Victory Global Natural Resources Fund, which are each sub-classified as a non-diversified fund. A non-diversified fund can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund.

Each of the Funds, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, is a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. The Victory RS Investors Fund and Victory Global Natural Resources Fund are “non-diversified” funds, which means they may invest a greater portion of their assets in securities of a single issuer or a limited number of issuers than a diversified fund.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in the Prospectus. Unless otherwise noted, all percentage limitations on investments in this SAI apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio at a particular time may not comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) If at any time the investment adviser determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value (“NAV”), the investment adviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Funds may, however, hold any such investments for a substantial period of time.

Note Regarding Percentage Limitations

With respect to a Fund (except for the Victory RS Tax-Exempt Fund and Victory RS High Income Municipal Bond Fund) whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, the Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. The Victory RS Tax-Exempt Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations and the Victory RS High Income

Municipal Bond Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations (which may include obligations that pay interest subject to the federal alternative minimum tax (“AMT”)) cannot be changed without the approval of the applicable Fund’s shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Subject to the limitations set forth herein and in the Prospectus, each Fund’s portfolio manager may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI. For purposes of this SAI, the Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, Victory Global Natural Resources Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund (formerly, Victory RS Emerging Markets Fund), Victory Sophus Emerging Markets Small Cap Fund (formerly, Victory RS Emerging Markets Small Cap Fund), and Victory Sophus China Fund (formerly, Victory RS China Fund), are referred to as the “Equity Funds,” while the Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund are referred to as the “Bond Funds.”

Fundamental Investment Policies and Limitations of the Funds

The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1. Senior Securities

Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2. Underwriting

Each Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3. Borrowing

Each Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4. Real Estate

Each Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5. Lending

Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6. Commodities

Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).

7. Diversification

Each Fund, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, is a diversified investment company. The Victory RS Investors Fund Victory Global Natural Resources Fund are each a non-diversified fund.

Under the 1940 Act a Fund’s sub-categorization as a diversified fund is fundamental policy. Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund.

8.  Concentration

Each Fund, except the Victory Global Natural Resources Fund and the Victory RS Science and Technology Fund, may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.  For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.  For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

The Victory Global Natural Resources Fund will concentrate its investments in any one or more natural resources industries, as described in the Fund’s Prospectus at the time.

The Victory RS Science and Technology Fund will concentrate its investments in any one or more science and/or technology industries.

For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.  For purposes of the Funds’ fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations are not considered a separate industry, and (3) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Additional Fundamental Policies for the Victory Tax-Exempt Fund and the Victory High Income Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances at least 80% of the value of (1) the Victory Tax-Exempt Fund’s net assets will be invested in tax-exempt municipal obligations, and (2) the Victory High Income Municipal Bond Fund’s net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT).

Non-Fundamental Investment Policies and Limitations of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1. Illiquid Securities

No Fund may invest more than 15% of its net assets in illiquid securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2. Other Investment Companies

No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph and as described further below under “Other Pooled Investment Vehicles” for investments in certain exchange-traded funds, each Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI.

Victory Capital serves as investment adviser to the Funds.  Victory Capital and a Fund’s sub-adviser, if applicable, are each referred to in this section as an “Adviser.”

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or if unrated, has been determined by the Adviser to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value. A decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Contingent Capital Notes

Contingent capital notes are typically issued by banks or other financial institutions. They may be subordinated to claims of depositors and general creditors of the issuing bank or financial institution, and their principal amounts may be temporarily or permanently reduced (written down) in whole or in part if the issuer experiences financial difficulty or otherwise fails or ceases to meet specified financial standards. Because of this write-down feature and other aspects of their structure, contingent capital notes are subject to the risk of loss of principal, and investors may lose some or all of the value of their investments based on changes in the financial condition of the notes’ issuers.

Options

A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Fixed Income Total Return Swaps. Certain of the Funds may enter into total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. The payment amount typically includes, among other things, income and capital gains distributions, principal repayment or credit losses. Underlying reference assets typically include, among other things, a note, bond or a securities index. A Fund may take either side in a total return swap. That is, a Fund may receive or pay the total return on the underlying reference asset. A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (for example, U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other kinds of swaps, such as interest rate swaps involving payment streams that are exchanged between a fund and the counterparty.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its futures commission merchant or other clearing broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments are received or made by a Fund, depending on the daily fluctuations in the values of the contract, in a process known as “marking to market.” These payments are called “variation margin.” For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. This risk may be reduced by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will generally correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock in attractive rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for mortgage-backed securities. In addition, because certain asset-backed securities do not have the benefit of a security interest in the underlying assets, these asset-backed securities present certain additional risks that are not present with asset-backed securities that do have the benefit of a security interest, such as mortgage-backed securities. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only (“PO”) securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

Federal, state, and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-backed securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, the characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Government Mortgage Pass-Through Securities

A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality, or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or other GSEs or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of a Fund’s assets.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into senior preferred stock purchase agreements (“SPSPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. Each agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPSPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac, and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPSPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Trust-Preferred Securities

Trust-preferred (or “capital”) securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund’s performance.

Income Deposit Securities

Each income deposit security (“IDS”) represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities include, among others, banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

Certain of the Funds may enter into mortgage-dollar-roll transactions in which a Fund buys mortgage-backed securities from a dealer pursuant to a to be announced (“TBA”) transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. A Fund that engages in such a transaction continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. A Fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will earmark or otherwise segregate liquid assets equal to the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Earmarking or otherwise segregating assets may limit a Fund’s ability to pursue other investment opportunities. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage.

When-Issued or Delayed-Delivery Transactions

In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loans

Certain of the Funds may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Further, loans and other forms of direct indebtedness may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, FHLBs, Federal Intermediate Credit Banks, and Fannie Mae. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding or other taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the NAV for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as established from time to time) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will typically be retained by the broker until the short position is closed out. The Fund also will incur transaction costs in effecting short sales, including the cost of making the lender whole for any dividends or interest paid on the securities during the period of the loan.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. There is no limit on the amount of money a Fund may lose on a short sale.

A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, certain of the Funds may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments, as applicable, in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Investing through Stock Connect. Certain of the Funds may invest in developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong—Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that relevant systems do not function properly, trading through Stock Connect could be disrupted. Because Stock Connect commenced operations in November 2014, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors through Stock Connect is largely unknown.

Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When a Fund engages in foreign currency transactions for hedging purposes, it may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Asset Segregation and Coverage

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Other Pooled Investment Vehicles

A Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other pooled investment vehicles.

ETFs are pooled investment vehicles whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. ETFs incur administrative expenses and transaction costs in trading shares. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Fund. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Pursuant to orders issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (“SEC Order”), in addition to procedures approved by the Board, each Fund may invest in certain ETFs in excess of the limits set forth in Section 12(d)(1), provided that the Fund has disclosed ETF investments in its Prospectus and otherwise complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by provisions of the 1940 Act and the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as a regulated investment company.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets, general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires). REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-Coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Obligations

Certain of the Funds may invest without limit in municipal obligations which pay interest from similar revenue sources or securities which are offered within a single state. When municipal obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject a Fund to greater risks than a fund which does not concentrate its assets in this manner.

Subsequent to its purchase by a Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund. To the extent that the ratings given by Moody’s or S&P for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s ability to redeem (through exercise of its demand right) depends on the borrower’s ability to pay principal and interest on demand. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Tobacco Settlement Revenue Bonds

Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Portfolio Turnover

Many of the Funds have experienced high rates of portfolio turnover in recent years and may experience high rates of portfolio turnover in the future. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs have the effect of reducing a Fund’s investment return. A higher portfolio turnover rate can cause a Fund to realize increased capital gains including short-term capital gains, taxable to shareholders as ordinary income when distributed to them.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

New or Smaller Funds. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size.

Should a Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

SPECIAL RISK RELATED TO CYBER SECURITY

The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Adviser, Inc. (the “Distributor”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The Bond Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that a Bond Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund.  Shares of exchange-traded funds (ETFs) are valued in the manner described below under “Equity Securities.”

Fixed-Income Securities

Fixed-income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price. Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds

Time zone arbitrage. To the extent a Fund invests a significant amount of its assets in foreign securities it may be exposed to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Fund calculates its NAV.  If successful, time zone arbitrage might dilute the interests of other shareholders.

The Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund, Victory Sophus Emerging Markets Small Cap Fund and Victory Sophus China Fund (together the “International Funds”) generally invest a significant amount of their assets in foreign securities.  The International Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value. Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds. If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the International Fund determines its NAV per share.

PERFORMANCE

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund’s performance. A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield. The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield =	2[(a-b + 1)6 - 1] cd

The symbols above represent the following factors:

a = dividends and interest earned during the 30-day period.

b = expenses accrued for the period (net of any expense reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period. The standardized yield may differ from the “dividend yield” of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns. From time to time a Fund may quote a “dividend yield” or a “distribution return” for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Total Returns — General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes. The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return Before Taxes P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions P

From time to time the Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. The Funds’ performance information is generally available by calling toll free 800-766-3863.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R, R6, and Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. Victory Capital Advisers, Inc., the Funds’ distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange class C shares for a share class with lower expenses under circumstances described in a Fund’s prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C and Class R Share Rule 12b-1 Plan.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Investors in Class A and Class C not subject to a CDSC, Class R, and Class Y of a Fund that offers Class R6 may exchange into Class R6 shares of that Fund provided they meet the eligibility requirements applicable to Class R6. Class R6 shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”

There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

The minimum investment required to open an account for Class Y shares is $1,000,000. Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds.

For all Funds except Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price(1)	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 to $2,999,999	None	1.00%
$3,000,000 to $4,999,999	None	0.75%
$5,000,000 or more	None	0.50%

(1)

If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 0.75% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)	Victory Capital or its affiliates may pay special compensation from time to time.

For Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price(1)	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 to $2,999,999	None	1.00%
$3,000,000 to $4,999,999	None	0.75%
$5,000,000 or more	None	0.50%

(1)

If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 0.75% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)	Victory Capital or its affiliates may pay special compensation from time to time.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Class R shares of the Funds do not impose initial or deferred sales charges on their shares. Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Waivers of Certain Sales Loads. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of Class A shares of other Victory Funds that are series of the Trust (except those Class A share purchases that were not subject to a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the Fund’s transfer agent at the time of purchase that a quantity discount is applicable to your purchase. An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses. The following points provide additional information about these programs.

•                  Retirement Plans. Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge. (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.).

•                  Service Providers. Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation. You may be eligible for reduced sales charges on future purchases of Class A shares of the same Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification.

•                  Letter of Intent/Combination Privilege. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

•                  Limitations Across Certain Funds. The ability to apply a Letter of Intent or Right of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Funds. Your Investment Professional can provide information on your ability to combine purchases across these groups of Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS.

Sample Calculation of Maximum Offering Price.

Each Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75%.* Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

Redeeming Shares.

Contingent Deferred Sales Charge — Class A and C Shares. No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be taxable. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains dividends annually. The Bond Funds declare and pay dividends monthly.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried. Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

The following table summarizes the approximate capital loss carryforwards for the applicable Funds, as of December 31, 2015. The capital loss carryover amounts for each Predecessor Fund shown include amounts that may expire in the year 2016 or later.

Predecessor Fund	Approximate Capital Loss Carryforward
RS Partners Fund	$30,211,905
RS Value Fund	$—
RS Large Cap Alpha Fund	$2,187,926
RS Investors Fund	$20,263,394
RS Global Natural Resources Fund	$251,765,330
RS Small Cap Growth Fund	$—
RS Select Growth Fund	$—
RS Mid Cap Growth Fund	$32,889,056
RS Growth Fund	$—
RS Technology Fund	$—
RS Small Cap Equity Fund	$—
RS International Fund	$1,165,314
RS Global Fund	$—
RS Emerging Markets Fund	$8,250,344
RS Emerging Markets Small Cap Fund	$614,719
RS China Fund	$485,513
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	$19,454,558
RS High Yield Fund	$6,545,048
RS Tax-Exempt Fund	$—
RS High Income Municipal Bond Fund	$5,951,150
RS Floating Rate Fund	$75,960,360
RS Strategic Income Fund	$1,049,111

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

For taxable years beginning before January 1, 2015, U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. There can be no assurance as to whether the provision providing these exemptions will be extended. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Both dividends in respect of stock of a Fund, and, after December 31, 2018, gross proceeds from the sale of stock of a Fund, held by or through certain foreign financial institutions (including investment funds), require U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

MANAGEMENT OF THE TRUST

Leadership Structure and Board of Trustees

The Trust is governed by a Board of Trustees consisting of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Funds’ investment adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or who file reports under the Exchange Act. Each Trustee currently oversees 48 portfolios in the Trust, 24 portfolios in Victory Portfolios II, 9 portfolios in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 64	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).

Nigel D. T. Andrews,	Vice Chair	August 2002	Retired.	Carlyle GMS Finance, Inc.

69	and Trustee			(since 2012); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).

E. Lee Beard, 64	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011 to November 2011).

Dennis M. Bushe, 72	Trustee	July 2016

Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016); formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987 —May 2010).

None

Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

John L. Kelly 63	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).

David L. Meyer, 59	Trustee	December 2008	Retired.	None.

Gloria S. Nelund, 55	Trustee	July 2016

Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016); formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).

TriLinc Global Impact Fund, LLC (2012 — present)

Leigh A. Wilson, 71	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

David C. Brown, † 44	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer, (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Experience and qualifications of the Trustees

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews was also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sat on the audit and risk committee. Mr. Andrews also serves as a Governor of the London Business School. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of Victory Capital Holdings, Inc. and Victory Capital Management Inc., (the “Adviser”), the Funds’ investment adviser, and as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm.  Mr. Bushe was previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•            Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•            John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as a Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•            David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•            Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•            Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world. As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The Investment Committee consists of all of the Independent Trustees. Ms. Dungan currently serves as the Chair of this Committee. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2015 the Board held seven meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held five meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Board role in the oversight of risk

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board, or a designated committee, include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Fund ownership

The following tables show the dollar ranges of shares of all other series of the Victory Fund Complex beneficially owned by the Trustees as of December 31, 2015.  Since the Funds had not yet commenced operations as of December 31, 2015, no Trustee owned shares of any of the Funds as of that date.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2015, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the series of the Victory Fund Complex.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000
Mr. Andrews	N/A	Over $100,000
Mr. Bushe*	Victory RS Investors Fund - Over $100,000 Victory RS Small Cap Equity Fund - Over $100,000 Victory RS Small Cap Growth Fund - $10,001 - $50,000	Over $100,000
Ms. Beard	N/A	Over $100,000
Ms. Dungan	N/A	Over $100,000
Mr. Kelly	N/A	Over $100,000
Mr. Meyer	N/A	Over $100,000
Ms. Nelund*	Victory RS Technology Fund – $50,001 - $100,00	$50,001 - $100,00
Mr. Wilson	N/A	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	N/A	Over $100,000

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Remuneration of Trustees and the Chief Compliance Officer

Effective August 1, 2016, the Victory Fund Complex pays each Independent Trustee $283,000 per year for his or her services to the Complex. Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $219,000 per year for his or her services to the Complex. In each case, the Board Chair is paid an additional retainer of 50 percent of the base retainer per year. The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the year ended December 31, 2015, which reflects different compensation rates payable during the year. As of that date, there were 57 funds in the Victory Fund Complex for which the Trustees listed below were compensated. Since the Funds had not yet commenced operations as of December 31, 2015, no compensation was paid by the Funds. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$189,794	$202,667
Mr. Andrews	189,794	202,667
Ms. Beard	189,794	202,667
Mr. Bushe*	None	None
Ms. Dungan	189,794	202,667
Mr. Kelly	169,389	180,472
Mr. Meyer	189,794	202,667
Ms. Nelund*	None	None
Mr. Wilson	284,687	304,000

* Trustee appointment effective July 29, 2016.  No compensation received during 2015.

Interested Trustee

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Chief Compliance Officer

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$190,863	$197,414

Deferred Compensation

The Trust did not offer deferred compensation for the year ended December 31, 2015.

Officers

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust’s Treasurer is employed by Citi Fund Services Ohio, Inc. (“Citi”), which entity receives fees from the Trust for serving as the sub-administrator, dividend disbursing agent and servicing agent for series of the Trust other than the Funds.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President*	February 2006	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015). Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

ADVISORY AND OTHER CONTRACTS

Investment Adviser

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory employees and a limited number of outside investors. As of March 31, 2016, the Adviser and its affiliates managed assets totaling in excess of $33.5 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser operates as a multi-boutique asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. The following schedule list the advisory fee each Fund, as an annual percentage of its average daily net assets.

Equity Funds

Fund	Advisory Fee
Victory RS Growth Fund	0.75%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Select Growth Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%
Victory RS Small Cap Growth Fund	0.95%
Victory RS Science and Technology Fund	1.00%
Victory RS Investors Fund	1.00%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%
Victory RS Global Fund	0.80%
Victory RS International Fund	0.80%
Victory Sophus China Fund	1.10%
Victory Sophus Emerging Markets Fund	1.00%
Victory Sophus Emerging Markets Small Cap Fund	1.25%
Victory Global Natural Resources Fund	1.00%

Fixed-Income Funds

Fund	Advisory Fee
Victory INCORE Investment Quality Bond Fund	0.50%
Victory INCORE Low Duration Bond Fund	0.45%
Victory High Yield Fund	0.60%
Victory Tax-Exempt Fund	0.50%
Victory High Income Municipal Bond Fund	0.50%
Victory Floating Rate Fund	0.65%
Victory Strategic Income Fund	0.60%

The Advisory and Sub-Advisory Agreements

An advisory agreement dated as of on or about the closing of the Reorganizations (the “Advisory Agreement”) applies to the Funds of the Trust, which was approved by the Board with respect to the Funds at a Board meeting held on February 17, 2016. Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Park Avenue Institutional Advisers LLC

Park Avenue Institutional Advisers LLC (“Park Avenue”) serves as the sub-adviser for the Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund (the “Park Avenue Sub-Advised Funds”). Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC (“GIS”), which served as sub-adviser for the Predecessor Funds to the Park Avenue Sub-Advised Funds prior to May 1, 2015. Park Avenue and Victory Capital have entered into a written Sub-Advisory Agreement dated as of on or about the closing of the Reorganizations, pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of Victory Capital and the Board of Trustees of the Trust.

GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain Funds from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of a Fund is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

The Sub-Advisory Agreement will remain in effect with respect to each Park Avenue Sub-Advised Fund for an initial period of two years for each such Fund, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective Park Avenue Sub-Advised Funds or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of Victory Capital or Park Avenue, cast in person at a meeting called for the purpose of voting on such continuance.

Pursuant to a letter agreement between VCH, Victory Capital’s parent company, and Park Avenue, VCH has agreed, for a period of three years ending July 29, 2019, not to cause Victory Capital to terminate the sub-advisory agreement with Park Avenue, or recommend that the Trust’s Board of Trustees terminate the sub-advisory agreement with Park Avenue, unless such termination is required by applicable law or by Victory Capital’s fiduciary duties to the Park Avenue Sub-Advised Funds and their shareholders; however, the Trust’s Board of Trustees or requisite portion of a Park Avenue Sub-Advised Fund’s shareholders may terminate the sub-advisory agreement at any time (with appropriate notice) in accordance with the terms of the sub-advisory agreement. In the event the Park Avenue Sub-Advisory Agreement is terminated in violation of the letter agreement, VCH or Victory Capital, and not the Park Avenue Sub-Advised Funds, would be responsible for any amounts owed to Park Avenue.

With respect to its provision of sub-advisory services, Park Avenue shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to a Park Avenue Sub-Advised Fund, the Trust, or to any shareholder of a Park Avenue Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Park Avenue Sub-Advised Fund.

For its services under the Sub-Advisory Agreement, the Adviser will pay Park Avenue monthly fees for each Park Avenue Sub-Advised Fund in an amount equal to 28% of all fees due from such Fund to the Adviser for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser with respect to that Fund for such period; provided that the monthly fee due hereunder to Park Avenue in respect of a Fund shall be reduced in the same proportion as the fee due to the Adviser from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser in respect of the Fund to which Park Avenue has agreed.

SailingStone Capital Partners LLC

SailingStone Capital Partners LLC (“SailingStone”) serves as the sub-adviser for the Victory Global Natural Resources Fund. SailingStone and Victory Capital have entered into a written Sub-Advisory Agreement (the “SailingStone Sub-Advisory Agreement”) dated as of on or about the closing of the Reorganizations, pursuant to which SailingStone provides sub-advisory services with respect to the Victory Global Natural Resources Fund, subject to the general oversight of Victory Capital and the Board of Trustees of the Trust. SailingStone has provided investment advisory services since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 2, 2014. The principal business address of SailingStone, SailingStone GP, and SailingStone Holdings is One California Street, Suite 3050, San Francisco, CA 94111. The managing member of SailingStone is SailingStone GP LP (“SailingStone GP”), a Delaware limited partnership, of which SailingStone Holdings LLC (“SailingStone Holdings”), a Delaware limited liability company, is the general partner.

The SailingStone Sub-Advisory Agreement will continue in effect for an initial period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of Victory Global Natural Resources Fund or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of Victory Capital or SailingStone, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, SailingStone shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to the Victory Global Natural Resources Fund, the Trust, or to any shareholder of the Victory Global Natural Resources Fund for any act or

omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Victory Global Natural Resources Fund.

For its services under the SailingStone Sub-Advisory Agreement, the Adviser will pay SailingStone a monthly fee, based on the Victory Global Natural Resources Fund’s assets, as specified from time to time by the Adviser (the “Managed Assets”), at the following annual rates: 0.50% of Managed Assets up to $1 billion; 0.32% of Managed Assets above $1 billion and up to $2 billion; and 0.22% of Managed Assets above $2 billion. The SailingStone Sub-Advisory Agreement also provides that, in the event that Victory Capital implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of the Victory Global Natural Resources Fund (a “Fee Modification”) for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

Management, Administrative, and Accounting Fees

Management Fees.  The Funds pay the Adviser fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund.  No management fees have been paid to the Adviser as of the end of the last completed fiscal year. Management fees paid to RS Investments by the Predecessor Funds for the last three years (or shorter period as applicable) is shown in the table below.

Predecessor Fund	Management Fees(1)	Fee Waivers/Reimbursement Of Expenses(2)
RS Partners Fund
Year ended 12/31/15	$13,450,542	$(454,664)
Year ended 12/31/14	$19,091,975	$(1,705,731)
Year ended 12/31/13	$18,701,595	$(1,290,297)
RS Value Fund
Year ended 12/31/15	$10,361,606	$(412,465)
Year ended 12/31/14	$10,330,479	$(730,505)
Year ended 12/31/13	$9,200,453	$(1,052,007)
RS Large Cap Alpha Fund
Year ended 12/31/15	$3,432,610	$—
Year ended 12/31/14	$4,253,704	$—
Year ended 12/31/13	$3,855,822	$—
RS Investors Fund
Year ended 12/31/15	$1,563,550	$(321,683)
Year ended 12/31/14	$1,832,679	$(334,111)
Year ended 12/31/13	$139,909	$(159,234)
RS Global Natural Resources Fund
Year ended 12/31/15	$26,652,414	$—
Year ended 12/31/14	$46,151,725	$(375,596)
Year ended 12/31/13	$45,718,812	$(1,549,268)
RS Small Cap Growth Fund
Year ended 12/31/15	$18,843,454	$(625,720)
Year ended 12/31/14	$9,189,704	$(281,111)
Year ended 12/31/13	$6,156,357	$(391,865)

RS Select Growth Fund
Year ended 12/31/15	$7,899,137	$(308,247)
Year ended 12/31/14	$8,783,210	$(544,473)
Year ended 12/31/13	$5,931,943	$(663,622)
RS Mid Cap Growth Fund
Year ended 12/31/15	$2,026,791	$(229,995)
Year ended 12/31/14	$1,259,729	$(138,103)
Year ended 12/31/13	$529,970	$(133,593)
RS Growth Fund
Year ended 12/31/15	$1,695,981	$(247,150)
Year ended 12/31/14	$1,778,841	$(176,950)
Year ended 12/31/13	$1,499,869	$(2,305)
RS Technology Fund
Year ended 12/31/15	$1,678,161	$—
Year ended 12/31/14	$2,048,086	$—
Year ended 12/31/13	$1,802,118	$—
RS Small Cap Equity Fund
Year ended 12/31/15	$620,354	$(2,280)
Year ended 12/31/14	$903,315	$(3,611)
Year ended 12/31/13	$837,671	$(4,581)
RS International Fund
Year ended 12/31/15	$92,529	$(155,965)
Year ended 12/31/14	$172,577	$(149,089)
Year ended 12/31/13	$2,897,338	$(71,256)
RS Global Fund
Year ended 12/31/15	$239,460	$(98,606)
Year ended 12/31/14	$220,041	$(93,528)
Year ended 12/31/13	$172,497	$(86,083)
RS Emerging Markets Fund
Year ended 12/31/15	$2,584,277	$—
Year ended 12/31/14	$3,928,518	$(73,617)
Year ended 12/31/13	$6,687,869	$—
RS Emerging Markets Small Cap Fund
Year ended 12/31/15	$196,486	$(138,358)
Period from 2/1/14 to 12/31/14(4)	$217,790	$(107,929)
RS China Fund
Year ended 12/31/15	$238,156	$(78,260)
Year ended 12/31/14	$198,942	$(120,007)
Year ended 12/31/13	$201,419	$(76,506)
RS Investment Quality Bond Fund
Year ended 12/31/15	$304,848	$(139,931)
Year ended 12/31/14	$424,171	$(193,308)
Year ended 12/31/13	$637,124	$(249,099)
RS Low Duration Bond Fund
Year ended 12/31/15(5)	$3,888,054	$(86,586)
Year ended 12/31/14	$5,193,048	$—
Year ended 12/31/13	$7,157,090	$(121,036)
RS High Yield Fund
Year ended 12/31/15	$371,641	$(153,288)

Year ended 12/31/14	$463,755	$(194,078)
Year ended 12/31/13	$558,739	$(194,717)
RS Tax-Exempt Fund
Year ended 12/31/15	$807,299	$(172,990)
Year ended 12/31/14	$1,000,293	$(283,227)
Year ended 12/31/13	$1,656,200	$(386,530)
RS High Income Municipal Bond Fund
Year ended 12/31/15	$420,449	$(194,839)
Year ended 12/31/14	$317,443	$(243,538)
Year ended 12/31/13	$566,222	$(434,656)
RS Floating Rate Fund
Year ended 12/31/15	$9,306,096	$(863,005)
Year ended 12/31/14	$15,054,622	$(1,560,826)
Year ended 12/31/13	$13,598,235	$(2,960,864)
RS Strategic Income Fund
Year ended 12/31/15	$279,876	$(160,771)
Year ended 12/31/14	$313,861	$(185,793)
Year ended 12/31/13	$231,873	$(348,252)

(1)	After giving effect to any reimbursement or waiver by RS Investments.
(2)

Includes amount of management fees waived or reimbursed by RS Investments pursuant to expense limitations in effect during the period, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund. For certain Funds, RS Investments was reimbursed by GIS for a portion of the management fees it waived.

(3)	Reserved.
(4)	RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.
(5)	Amounts reflect the Adviser’s voluntary reduction of the Fund’s investment advisory fee annual percentage rate from 0.45% to 0.42%, effective September 1, 2015 through December 31, 2015.

Administrative Services. State Street Bank and Trust Company (“State Street”) provides certain administrative services, including treasury, fund accounting, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement.  State Street has provided such services for the Predecessor Funds pursuant to an administration agreement dated May 1, 2007, between State Street and each of the Predecessor Funds, as amended from time to time. For its services under the agreement, State Street will receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

State Street will also receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement is expected to remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

The table below states the total dollar amount in fees paid by the Predecessor Funds to State Street under the administration agreement for the last three fiscal years.

Predecessor Fund	Fees Paid Fiscal Year Ended 12/31/15	Fees Paid Fiscal Year Ended 12/31/14	Fees Paid Fiscal Year Ended 12/31/13
RS Partners Fund	$106,611	$199,270	$238,024
RS Value Fund	$99,107	$123,075	$142,367
RS Large Cap Alpha Fund	$54,595	$80,442	$91,748
RS Investors Fund	$16,433	$21,166	$2,971
RS Global Natural Resources Fund	$201,940	$435,755	$573,970
RS Small Cap Growth Fund	$162,834	$92,214	$82,000
RS Select Growth Fund	$65,694	$89,647	$78,973
RS Mid Cap Growth Fund	$22,864	$16,269	$9,327
RS Growth Fund	$22,130	$24,448	$22,252
RS Technology Fund	$15,093	$20,320	$21,066
RS Small Cap Equity Fund	$8,599	$12,662	$13,339
RS International Fund	$4,613	$5,054	$48,465
RS Global Fund	$5,545	$4,898	$3,955
RS Emerging Markets Fund	$21,860	$38,910	$78,634
RS Emerging Markets Small Cap Fund(2)	$3,544	$3,656	$—
RS China Fund	$4,448	$3,994	$3,087
RS Investment Quality Bond Fund	$13,017	$14,386	$21,605
RS Low Duration Bond Fund	$74,169	$110,331	$197,679
RS High Yield Fund	$12,918	$13,235	$15,071
RS Tax-Exempt Fund	$20,468	$26,309	$49,988
RS High Income Municipal Bond Fund	$14,967	$12,697	$24,708
RS Floating Rate Fund	$124,972	$245,427	$310,018
RS Strategic Income Fund	$11,897	$10,654	$11,816

(1)	Reserved.
(2)	RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts(1)	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
Michael Ade	4	$307,512	0	$0	4		$288,063
Stephen J. Bishop	12	$5,536,305	0	$0	8	(2)	$447,094
John Blaney	3	$1,213,621	0	$0	1		$525,882
Kevin Booth	4	$1,281,123	0	$0	1		$1,130,589
Melissa Chadwick-Dunn	11	$5,387,261	0	$0	8	(2)	$447,094
Tony Chu	1	$25,742	0	$0	0		$0
Christopher W. Clark	11	$5,387,261	0	$0	8	(2)	$447,094
Richard A. Consul	1	$108,360	0	$0	132		$2,634,560
Robert J. Crimmins Jr.	5	$2,013,873	0	$0	2		$18,344,580
Tyler Dann II	5	$3,932,763	0	$0	27	(4)	$1,739,214
MacKenzie B. Davis	1	$1,674,088	1	$288,211	63	(3)	$2,707,269
Maria Freund	1	$25,269	0	$0	0		$0
S. Brad Fush	1	$108,360	0	$0	132		$2,634,560
Edward D. Goard	1	$108,360	0	$0	132		$2,634,560
Douglas J. Gaylor	2	$312,986	0	$0	1		$1,735,511
Paul Gillin	3	$1,213,621	0	$0	1		$525,882
Robert J. Harris	5	$3,932,763	0	$0	27	(4)	$1,739,214
Paul Jablansky	5	$2,013,873	0	$0	1		$2,433,980
James R. Kelts	1	$108,360	0	$0	132		$2,634,560
U-Wen Kok	3	$297,422	0	$0	0		$0
Daniel Lang	5	$3,932,763	0	$0	27	(4)	$1,739,214
Joseph M. Mainelli	5	$3,932,763	0	$0	27	(4)	$1,739,214
David J. Marmon	5	$2,013,873	0	$0	1		$0
Gregory D. Oviatt	1	$108,360	0	$0	132		$2,634,560
Michael Reynal	4	$307,512	0	$0	4		$288,063
Steven Rossi	2	$29,521	0	$0	0		$0
Kenneth L. Settles Jr.	2	$1,674,088	1	$288,211	63	(3)	$2,707,269
D. Scott Tracy	11	$5,387,261	0	$0	9	(2)	$447,857
Demetrios Tsaparas	3	$897,126	0	$0	0		$0

(1)	Includes all Predecessor Funds of the Trust managed as of December 31, 2015 and any Victory Funds managed by the portfolio manager.

(2)	The investment adviser to the account receives an advisory fee based on account performance for two of these other accounts, in which the assets total approximately $94,761,274.

(3)	The investment adviser to the account receives an advisory fee based on account performance for 10 of these other accounts, in which the assets total approximately $477,673,617.

(4)	The investment adviser to the account receives an advisory fee based on account performance for one of these other accounts, in which the assets total approximately $98,804,989.

Conflicts of Interest

Victory Capital

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee.  A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues.  The Funds and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Park Avenue

Portfolio managers for the Park Avenue Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Park Avenue Sub-Advised Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Park Avenue Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a Park Avenue Sub-Advised Fund.

Because the Park Avenue Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Park Avenue Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. Park Avenue could also be perceived as having a conflict of interest if Park Avenue or any of its affiliates has an investment in an account that is materially larger than its investment in a Park Avenue Sub-Advised Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Park Avenue Sub-Advised Fund’s investment policies and with the Code of Ethics of the Funds and Park Avenue. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

SailingStone

Portfolio managers for the Victory Global Natural Resources Fund may manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for other institutions and individuals. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Victory Global Natural Resources Fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Victory Global Natural Resources Fund and such other accounts. SailingStone, for their clients, may take a conflicting position in a security in which SailingStone has invested client assets. For example, SailingStone, on behalf of its clients, may sell a security that a client of SailingStone continues to hold, or may buy a security that SailingStone has sold for a client.

SailingStone is not obligated to acquire for any account any security that SailingStone and its related persons may acquire for their own accounts or for the account of any other client. In addition, SailingStone may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, SailingStone may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, SailingStone may, in its discretion, cause one account that it manages to hold a security after SailingStone has caused another similarly managed account to sell the same security; or SailingStone may, in its discretion, cause one account that it manages to buy a security before SailingStone causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by SailingStone for one client may disadvantage another client.

SailingStone seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Victory Global Natural Resources Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. SailingStone and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. SailingStone may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is SailingStone’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.

It is SailingStone’s policy that, when the amount of securities of a particular issuer available to SailingStone’s client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the initial public offering, SailingStone generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also SailingStone’s policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in SailingStone’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be affected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, with the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. RS Global Natural Resources Fund may have lower investment returns than other accounts managed by SailingStone with substantially similar investment objectives and strategies.

If an order is only partially filled, it is allocated among the participating accounts pro rata based upon each SailingStone client account’s portion of the original order amount. Orders that result in small allocations can under certain circumstances cause a SailingStone client’s account to incur additional trade ticket charges from its custodian bank if it receives multiple partial allocations. In seeking best execution, SailingStone does not consider fees that may be assessed by a SailingStone client’s custodian.

SailingStone has adopted policies and procedures for allocating transactions and opportunities pursuant to which SailingStone generally allocates investments pro rata based on net assets of each account. However, there may be variances in the allocation to a particular account in order to achieve the desired target weight in that account, consistent with the account’s investment objectives and guidelines, or in cases where a full pro rata allocation would result in certain clients receiving a de minimis amount. In addition, given that the allocation of securities among accounts involves some element of judgment, at times it may be appropriate or necessary to deviate from the pro rata allocation procedures. An investment team member may generate orders that will cause SailingStone’s order management system to allocate on a basis that is not fully pro rata based on the following factors:

•                  Client’s liquidity requirements and reserves;

•                  Client’s diversification requirements;

•                  Amount of capital available for investment by client as well as client’s projected future capacity for investment;

•                  Composition of client’s portfolio;

•                  Client’s risk considerations;

•                  Client’s cash flow considerations;

•                  Asset class restrictions imposed by client;

•                  Client-specific industry and other allocation targets;

•                  Client’s minimum and maximum investment size requirements;

•                  Client’s tax considerations;

•                  Legal, contractual, or regulatory constraints specific to a client; and

•                  Any other relevant limitations imposed by or conditions set forth in the applicable offering and organizational documents of a client.

SailingStone allocates limited opportunity investments pro rata based on net assets of each eligible SailingStone client account (determined based on the client’s investment guidelines.) SailingStone’s Portfolio Implementation Specialist reviews limited opportunity allocations for consistency with SailingStone’s limited opportunity allocation procedures. In addition, SailingStone’s Risk Committee periodically reviews the performance of accounts within a strategy for dispersion of performance between accounts with and without performance fees.

Fund Ownership

As of December 31, 2015, the portfolio managers of the Funds owned equity securities of the Predecessor Funds in the amount indicated in the table below.

Name of Portfolio Manager	Dollar Range of Equity Securities in Predecessor Fund		Aggregate Dollar Range of Equity Securities in All Predecessor Funds in the RS Funds Complex*

Michael Ade	RS Emerging Markets Fund RS Emerging Markets Small Cap Fund RS China Fund	None None None	None

Stephen J. Bishop	RS Small Cap Growth Fund RS Growth Fund RS Technology Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 Over $1,000,000 $100,001-500,000 $500,001-1,000,000 $500,001-1,000,000 None	Over $1,000,000

John Blaney	RS Floating Rate Fund	None	None

Kevin Booth	RS Floating Rate Fund RS Strategic Income Fund RS High Yield Fund	$100,001-500,000 None None	$100,001-500,000

Melissa Chadwick-Dunn	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	Over $1,000,000 $100,001-500,000 $100,001-500,000 None None	Over $1,000,000

Tony Chu	RS China Fund	None	None

Christopher W. Clark	RS Small Cap Growth Fund RS Growth Fund RS Technology Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	None $10,001 - $50,000 None $10,001 - $50,000 None None	$50,001-100,000

Richard A. Consul	RS Low Duration Fund RS Investment Quality Bond Fund	None None	None

Robert J. Crimmins Jr.	RS Strategic Income Fund	None	None

Tyler Dann II	RS Large Cap Alpha Fund	$100,001-$500,000	$100,001-$500,000

MacKenzie B. Davis	RS Global Natural Resources Fund	None	None

S. Brad Fush	RS Low Duration Fund RS Investment Quality Bond Fund	None None	None

Maria Freund	RS Emerging Markets Small Cap Fund	None	$50,001-$100,000

Douglas J. Gaylor	RS Tax-Exempt Fund	None	None

Paul Gillin	RS High Income Municipal Bond Fund RS High Yield Fund RS Floating Rate Fund	None None None	None

Edward D. Goard	RS Low Duration Fund RS Investment Quality Bond Fund	None None	None

Robert J. Harris	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$10,001-50,000 $100,001-500,000 $50,001-100,000 $10,001-50,000	$100,001-$500,000

Paul Jablansky	RS Strategic Income Fund	None	None

U-Wen Kok	RS International Fund RS Global Fund	$1-$10,000 None	$1-$10,000

James R. Kelts	RS Low Duration Fund RS Investment Quality Bond Fund	None None	None

Daniel Lang	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund	$50,001-100,000 $50,001-100,000 $10,001-50,000	$100,001-$500,000

	RS Investors Fund	$50,001-100,000

Joseph M. Mainelli	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$50,001-100,000 $50,001-100,000 $50,001-100,000 $100,001-500,000	$500,001-1,000,000

David J. Marmon	RS Strategic Income Fund	None	None

Gregory D. Oviatt	RS Low Duration Fund RS Investment Quality Bond Fund	None None	None

Michael Reynal	RS Emerging Markets Fund RS China Fund RS Emerging Markets Small Cap Fund	$50,001-100,000 None None	$100,001-$500,000

Kenneth L. Settles Jr.	RS Global Natural Resources Fund	$1-$10,000	$1-$10,000

D. Scott Tracy	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 $100,001-500,000 $100,001-500,000 $100,001-500,000 None	Over $1,000,000

Demetrios Tsaparas	RS Strategic Income Fund	None	None

*The RS Funds Complex consisted of the funds of the RS Investment Trust and the RS Variable Products Trust.

Portfolio Manager Compensation

Victory Capital

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

Each of the Victory Capital investment franchises may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team.  The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork.  The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s).  The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Park Avenue

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a Park Avenue Sub-Advised Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index (for example, the Victory High Yield Fund’s performance is measured against the performance of the Barclays U.S. Corporate High Yield Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. Although under normal circumstances the Guardian Assets substantially exceed those of the Park Avenue Sub-Advised Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

SailingStone

The total compensation package paid by SailingStone to portfolio managers encourages all professionals to contribute toward the long-term success of SailingStone. All members of the investment team at SailingStone are partners, and all partners will have the same base salary.

In addition to base salary, portfolio managers will have the opportunity to earn into a bonus pool, can earn further equity, and are provided with a competitive benefits package. The annual bonus pool will be determined by the overall success of the business and will be calculated as a percentage of revenues. Individual awards will be determined based on accuracy of forecasts of company specific NAV, breadth of coverage across respective commodity segments, relative returns of individual positions versus industry peers in periods of negative performance, absolute returns of the portfolio, and total profits and losses for the business. Equity grants are earned over a long, multi-year time frame and reflect long-term value creation for the overall franchise.

Code of Ethics

Each of the Trust, the Adviser, Park Avenue, SailingStone and the Distributor has adopted a Code of Ethics. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy. The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

The Board of Trustees has authorized Victory Capital to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Pursuant to such delegations, each of Park Avenue and SailingStone is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as investment adviser or sub-adviser, in accordance with the proxy voting policies and procedures of each such adviser.

Victory Capital

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 1-800-766-3863 or by accessing the SEC’s website at www.sec.gov.

Park Avenue and SailingStone

Summaries of the proxy voting policies and procedures for each of Park Avenue and SailingStone are included in Appendix B.

Portfolio Transactions

Fixed Income Trading. Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

All Other Markets. Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed.

Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of commissions is the responsibility of the head of equity trading. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                      Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                      Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

For the three fiscal years ended December 31, the following table shows the information on brokerage commissions paid by the Predecessor Funds

Predecessor Fund	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/13
RS Partners Fund	$2,176,545	$2,782,756	$2,875,217
RS Value Fund	$1,475,648	$1,274,056	$1,238,628
RS Large Cap Alpha Fund(2)	$562,182	$910,857	$839,215
RS Investors Fund(3)	$308,976	$410,611	$130,122
RS Global Natural Resources Fund(4)	$2,823,607	$4,715,288	$6,222,176
RS Small Cap Growth Fund(5)	$3,641,510	$2,222,011	$1,485,787
RS Select Growth Fund	$1,141,119	$1,658,560	$1,427,801
RS Mid Cap Growth Fund(6)	$428,240	$288,446	$132,337
RS Growth Fund	$191,481	$254,462	$202,662
RS Technology Fund(7)	$490,391	$719,433	$871,869
RS Small Cap Equity Fund(8)	$150,474	$253,628	$234,654
RS International Fund(9)	$68,185	$175,060	$483,686
RS Global Fund	$40,995	$74,744	$68,907
RS Emerging Markets Fund(10)	$1,192,017	$2,497,185	$4,055,677
RS Emerging Markets Small Cap Fund	$68,856	$113,165	$—
RS China Fund	$36,294	$72,684	$66,512
RS Investment Quality Bond Fund	$10,903	$—	$—
RS Low Duration Bond Fund	$43,738	$—	$—
RS High Yield Fund	$1,701	$—	$—
RS Tax-Exempt Fund	$—	$—	$—
RS High Income Municipal Bond Fund	$—	$—	$—
RS Floating Rate Fund	$—	$—	$—
RS Strategic Income Fund	$11,923	$—	$—

(1)	Reserved.
(2)

The decrease in commissions for RS Large Cap Alpha Fund for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.

(3)

The increases in commissions for RS Investors Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to an increase in trading due to asset growth during the years.

(4)

The decreases in commissions for RS Global Natural Resources Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to a decrease in trading caused by a decrease in assets during the years.

(5)

The increases in commissions for RS Small Cap Growth Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to an increase in trading due to asset growth during the years.

(6)

The increases in commissions for RS Mid Cap Growth Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to an increase in trading due to market conditions and asset growth during the years.

(7)

The decrease in commissions for RS Technology Fund for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.

(8)

The decrease in commissions for RS Small Cap Equity Fund for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.

(9)

The decreases in commissions for RS International Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the years.

(10)

The increase in commissions for RS Emerging Markets Fund for the fiscal years ended December 31, 2013 as compared to the fiscal years ended December 31, 2014 and December 31, 2015 was generally due to a change in the portfolio management team during the year and a decrease in trading caused by a decrease in assets during the fiscal years ended December 31, 2014 and December 31, 2015.

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

No payments were made to any affiliated brokers during the fiscal year ended December 30, 2015.

Allocation of Brokerage in Connection with Research Services. Of the amounts shown in the preceding table for the fiscal year ended December 31, 2015, the following table provides the amounts of such brokerage commissions paid by the Predecessor Funds to brokers who provided research services or other services to RS Investments or the Predecessor Funds’ distributor and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

Predecessor Fund(1)	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
RS Partners Fund	$1,428,070	$795,809
RS Value Fund	$826,414	$454,549
RS Large Cap Alpha Fund	$289,122	$162,446
RS Investors Fund	$176,106	$95,051
RS Global Natural Resources Fund	$974,747	$881,982
RS Small Cap Growth Fund	$2,704,200	$1,488,608
RS Select Growth Fund	$811,262	$457,466
RS Mid Cap Growth Fund	$281,172	$152,804
RS Growth Fund	$136,990	$73,399
RS Technology Fund	$250,927	$136,394
RS Small Cap Equity Fund	$112,859	$61,721
RS International Fund	$44,433	$21,219
RS Global Fund	$27,541	$12,987
RS Emerging Markets Fund	$607,992	$294,649
RS Emerging Markets Small Cap Fund	$15,793	$5,959
RS China Fund	$23,976	$11,650
RS Investment Quality Bond Fund	$—	$—
RS Low Duration Bond Fund	$—	$—
RS High Yield Fund	$—	$—
RS Tax-Exempt Fund	$—	$—
RS High Income Municipal Bond Fund	$—	$—
RS Floating Rate Fund	$—	$—
RS Strategic Income Fund	$—	$—

(1)                   Reserved.

Securities of Regular Brokers or Dealers. The following table lists each Predecessor Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2015, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of December 31, 2015:

Predecessor Fund	Broker or Dealer	Value as of December 31, 2015
RS Investment Quality Bond Fund	Bank of America Corp.	$494,917
RS Investment Quality Bond Fund	Citigroup, Inc.	$428,426
RS Investment Quality Bond Fund	Credit Suisse	$386,498
RS Investment Quality Bond Fund	JP Morgan Chase & Co.	$294,845
RS Investment Quality Bond Fund	Morgan Stanley	$307,280
RS Investment Quality Bond Fund	The Goldman Sachs Group, Inc.	$706,299
RS Low Duration Bond Fund	Barclays Bank PLC	$4,799,997
RS Low Duration Bond Fund	Deutsche Bank AG	$6,444,730
RS Low Duration Bond Fund	Bank of America Corp.	$6,481,416
RS Low Duration Bond Fund	UBS Group AG	$3,494,141
RS Low Duration Bond Fund	Morgan Stanley	$4,705,429
RS Low Duration Bond Fund	Wells Fargo Bank N.A.	$813,440
RS Strategic Income Fund	Citigroup, Inc.	$803,299
RS Strategic Income Fund	Bank of America Corp.	$1,244,741
RS Strategic Income Fund	Morgan Stanley	$1,064,353
RS Strategic Income Fund	The Goldman Sachs Group, Inc.	$1,107,099
RS Large Cap Alpha Fund	JP Morgan Chase & Co.	$25,853,386
RS Large Cap Alpha Fund	Wells Fargo & Co.	$15,674,706
RS Value Fund	Raymond James Financial	$15,105,475
RS Investors Fund	JP Morgan Chase & Co.	$4,970,738
RS Global Fund	JP Morgan Chase & Co.	$605,957
RS Global Fund	The Goldman Sachs Group, Inc.	$286,746
RS Global Fund	Wells Fargo & Co.	$628,293
RS International Fund	UBS Group AG	$258,149

Portfolio Turnover

The portfolio turnover rates stated in each Prospectus are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the two fiscal years ended December 31, 2015 and 2014, the Predecessor Funds’ portfolio turnover rates were as shown in the following table.

Predecessor Fund	2015	2014
RS Partners Fund	42%	47%
RS Value Fund	55%	56%
RS Large Cap Alpha Fund	39%	60%
RS Investors Fund	50%	83%
RS Global Natural Resources Fund	33%	34%
RS Small Cap Growth Fund	94%	104%
RS Select Growth Fund	88%	96%
RS Mid Cap Growth Fund	120%	154%
RS Growth Fund	105%	136%
RS Technology Fund	119%	146%
RS Small Cap Equity Fund	98%	93%
RS International Fund	117%	186%
RS Global Fund	90%	130%
RS Emerging Markets Fund	111%	138%
RS Emerging Markets Small Cap Fund	107%	110%
RS China Fund	125%	133%
RS Investment Quality Bond Fund	73%	51%
RS Low Duration Bond Fund	36%	38%
RS High Yield Fund	151%	221%
RS Tax-Exempt Fund	39%	14%
RS High Income Municipal Bond Fund	53%	25%
RS Floating Rate Fund	29%	39%
RS Strategic Income Fund	41%	87%

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (December 31st and June 30th, respectively) and are available on the Fund’s website, www.rsinvestments.com. The Funds also file their complete portfolio holdings as of the end of their first and third fiscal quarters (March 31st and September 30th, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds may disclose their complete portfolio holdings on the Funds’ website as disclosed in the Prospectus.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.

Distributor	Victory Capital Advisers, Inc.	Daily.

Custodian	State Street Bank and Trust Company	Daily.

Fund Accountant	State Street Bank and Trust Company	Daily.

Independent Registered Public Accounting Firm	Ernst & Young LLP	Annual Reporting Period: within 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.

Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.

Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.

Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.

Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.

Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter.

Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Distributor

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”), approved with respect to the Funds at a Board meeting held on February 17, 2016. The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

No fees have been paid with respect to the Funds pursuant to the Distribution Agreement as of the end of the last completed fiscal year.

Rule 12b-1 Distribution and Service Plans.

Class A Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class A shares of (1) each of the Funds pay the Distributor a distribution and service fee of up to 0.25%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Funds, with the exception of the Victory RS Partners Fund, pay the Distributor a distribution and service fee of 1.00%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of the applicable Funds pay the Distributor a distribution and service fee of up to 0.50%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and no Plan obligates a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by each such share class of a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The following tables reflect the payment of Rule 12b-1 fees and/or contingent deferred sales charges to the Predecessor Funds’ distributor, pursuant to Rule 12b-1 distribution plans similar to the Plans adopted by the Predecessor Funds for each respective class of shares and in effect during the periods shown.  The information reflects a Rule 12b-1 fee of 0.65% applicable to the Predecessor Funds’ Class K shares, which was reorganized into Class R shares upon the closing of the Reorganizations.  Class R shares of the Funds are subject to a Rule 12b-1 fee of 0.50%.  All such payments consisted of compensation to broker-dealers.

The following table shows amounts paid or payable by the Trust to RS Funds Distributor LLC (“RSFD”) in its capacity as principal underwriter and distributor of the Predecessor Funds’ shares under the Predecessor Funds’ 12b-1 Plan and RSFD Services Reimbursements during the periods indicated.

Predecessor Fund(1)	Payments Under the Predecessor Fund’s 12b-1 Plans(2)	RSFD Services Reimbursement
RS Partners Fund
Year ended 12/31/15	$1,655,044	$(1,368,255)
Period from 6/1/14 to 12/31/14	$1,539,962	$(1,964,903)
RS Value Fund
Year ended 12/31/15	$1,345,527	$(1,729,678)
Period from 6/1/14 to 12/31/14	$954,604	$(1,220,336)
RS Large Cap Alpha Fund
Year ended 12/31/15	$1,940,835	$(218,654)
Period from 6/1/14 to 12/31/14	$1,188,671	$(231,232)
RS Investors Fund
Year ended 12/31/15	$431,966	$(158,353)
Period from 6/1/14 to 12/31/14	$284,038	$(123,194)
RS Global Natural Resources Fund
Year ended 12/31/15	$1,873,513	$(2,162,862)
Period from 6/1/14 to 12/31/14	$2,123,192	$(2,454,992)
RS Small Cap Growth Fund
Year ended 12/31/15	$2,105,700	$(2,588,746)
Period from 6/1/14 to 12/31/14	$921,902	$(691,817)
RS Select Growth Fund
Year ended 12/31/15	$1,554,778	$(769,262)
Period from 6/1/14 to 12/31/14	$988,254	$(524,245)

RS Mid Cap Growth Fund
Year ended 12/31/15	$520,712	$(213,749)
Period from 6/1/14 to 12/31/14	$209,476	$(119,525)
RS Growth Fund
Year ended 12/31/15	$655,949	$(135,811)
Period from 6/1/14 to 12/31/14	$389,724	$(71,195)
RS Technology Fund
Year ended 12/31/15	$421,785	$(127,648)
Period from 6/1/14 to 12/31/14	$280,685	$(96,274)
RS Small Cap Equity Fund
Year ended 12/31/15	$215,206	$(11,779)
Period from 6/1/14 to 12/31/14	$115,631	$(37,507)
RS International Fund
Year ended 12/31/15	$98,082	$(13,278)
Period from 6/1/14 to 12/31/14	$68,255	$(8,634)
RS Global Fund
Year ended 12/31/15	$139,739	$—
Period from 6/1/14 to 12/31/14	$80,843	$(1,741)
RS Emerging Markets Fund
Year ended 12/31/15	$601,220	$(259,546)
Period from 6/1/14 to 12/31/14	$497,214	$(286,379)
RS Emerging Markets Small Cap Fund
Year ended 12/31/15	$40,288	$(6,721)
Period from 6/1/14 to 12/31/14	$26,517	$(2,572)
RS China Fund
Year ended 12/31/15	$108,930	$(5,727)
Period from 6/1/14 to 12/31/14	$58,168	$(17,417)

RS Investment Quality Bond Fund
Year ended 12/31/15	$335,858	$(34,615)
Period from 6/1/14 to 12/31/14	$193,113	$(36,216)
RS Low Duration Bond Fund
Year ended 12/31/15	$2,549,063	$(624,394)
Period from 6/1/14 to 12/31/14	$1,893,893	$(488,278)
RS High Yield Fund
Year ended 12/31/15	$466,074	$(31,868)
Period from 6/1/14 to 12/31/14	$340,093	$(23,165)
RS Tax-Exempt Fund
Year ended 12/31/15	$701,639	$(113,380)
Period from 6/1/14 to 12/31/14	$500,288	$(100,891)
RS High Income Municipal Bond Fund
Year ended 12/31/15	$473,504	$(58,369)
Period from 6/1/14 to 12/31/14	$270,991	$(44,089)
RS Floating Rate Fund
Year ended 12/31/15	$5,906,064	$(1,157,634)
Period from 6/1/14 to 12/31/14	$4,798,986	$(1,146,282)
RS Strategic Income Fund
Year ended 12/31/15	$262,306	$(25,353)
Period from 6/1/14 to 12/31/14	$170,103	$(14,077)

(1)  Reserved.

(2)  After giving effect to any reimbursement or waiver to the Predecessor Funds by RSFD.

The following table shows amounts paid or payable by the Trust to GIS in its capacity as principal underwriter and distributor of the Predecessor Funds’ shares under the Predecessor Funds’ 12b-1 Plan and GIS Services Reimbursements during the periods indicated.(1)

Predecessor Fund(2)	Payments Under the Predecessor Fund’s 12b-1 Plans(3)	GIS Services Reimbursement
RS Partners Fund
Period from 1/1/14 to 5/31/14	$1,333,588	$(1,563,632)
Year ended 12/31/13	$3,066,466	$(3,242,011)
RS Value Fund
Period from 1/1/14 to 5/31/14	$774,054	$(908,952)
Year ended 12/31/13	$1,888,538	$(2,165,339)
RS Large Cap Alpha Fund
Period from 1/1/14 to 5/31/14	$820,268	$(167,350)
Year ended 12/31/13	$1,808,166	$(347,905)
RS Investors Fund
Period from 1/1/14 to 5/31/14	$113,370	$(22,069)
Year ended 12/31/13	$66,653	$(16,711)
RS Global Natural Resources Fund
Period from 1/1/14 to 5/31/14	$1,799,028	$(1,801,746)
Year ended 12/31/13	$5,284,846	$(4,701,973)
RS Small Cap Growth Fund
Period from 1/1/14 to 5/31/14	$608,832	$(321,914)
Year ended 12/31/13	$1,313,361	$(694,609)
RS Select Growth Fund
Period from 1/1/14 to 5/31/14	$833,458	$(361,973)
Year ended 12/31/13	$1,296,099	$(628,397)
RS Mid Cap Growth Fund
Period from 1/1/14 to 5/31/14	$127,392	$(39,341)
Year ended 12/31/13	$196,726	$(63,581)
RS Growth Fund

Period from 1/1/14 to 5/31/14	$267,059	$(48,712)
Year ended 12/31/13	$477,050	$(90,711)
RS Technology Fund
Period from 1/1/14 to 5/31/14	$226,853	$(70,080)
Year ended 12/31/13	$478,019	$(149,246)
RS Small Cap Equity Fund
Period from 1/1/14 to 5/31/14	$89,514	$(27,008)
Year ended 12/31/13	$212,890	$(47,666)
RS International Fund
Period from 1/1/14 to 5/31/14	$53,381	$(10,685)
Year ended 12/31/13	$132,886	$(204,010)
RS Global Fund
Period from 1/1/14 to 5/31/14	$52,817	$(8,679)
Year ended 12/31/13	$106,683	$(733)
RS Emerging Markets Fund
Period from 1/1/14 to 5/31/14	$398,345	$(292,790)
Year ended 12/31/13	$1,364,252	$(1,033,853)
RS Emerging Markets Small Cap Fund
Period from 2/1/14 to 5/31/14(4)	$12,972	$(767)
RS China Fund
Period from 1/1/14 to 5/31/14	$37,959	$(3,993)
Year ended 12/31/13	$85,946	$(2,128)
RS Investment Quality Bond Fund
Period from 1/1/14 to 5/31/14	$140,208	$(33,067)
Year ended 12/31/13	$519,057	$(91,871)
RS Low Duration Bond Fund
Period from 1/1/14 to 5/31/14	$1,598,399	$(427,365)

Year ended 12/31/13	$5,013,007	$(1,200,898)
RS High Yield Fund
Period from 1/1/14 to 5/31/14	$247,604	$(16,448)
Year ended 12/31/13	$664,348	$(43,358)
RS Tax-Exempt Fund
Period from 1/1/14 to 5/31/14	$410,435	$(92,364)
Year ended 12/31/13	$1,471,535	$(290,825)
RS High Income Municipal Bond Fund
Period from 1/1/14 to 5/31/14	$193,266	$(34,141)
Year ended 12/31/13	$748,677	$(126,830)
RS Floating Rate Fund
Period from 1/1/14 to 5/31/14	$4,145,916	$(938,198)
Year ended 12/31/13	$9,382,601	$(2,038,945)
RS Strategic Income Fund
Period from 1/1/14 to 5/31/14	$131,760	$(12,420)
Year ended 12/31/13	$321,523	$(42,235)

(1)                   Prior to June 1, 2014, GIS served as the principal underwriter and distributor of the Predecessor Funds’ shares.

(2)                   Reserved.

(3)                   After giving effect to any reimbursement or waiver to the Predecessor Funds by GIS.

(4)                   RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

The following table shows sales loads paid to RSFD during the periods shown.

Predecessor Fund(1)	Sales Load on Purchases(2)	Contingent Deferred Sales Loads
RS Partners Fund

Year ended 12/31/15
Period from 6/1/14 to 12/31/14	$2,499	$285
RS Value Fund
Year ended 12/31/15	$12,221	$1,139
Period from 6/1/14 to 12/31/14	$7,929	$1,696
RS Large Cap Alpha Fund
Year ended 12/31/15	$29,833	$15,685
Period from 6/1/14 to 12/31/14	$15,219	$2,153
	$3,348	$—
RS Investors Fund
Year ended 12/31/15	$6,485	$26,867
Period from 6/1/14 to 12/31/14	$26,022	$16,689
RS Global Natural Resources Fund
Year ended 12/31/15	$11,710	$52,735
Period from 6/1/14 to 12/31/14	$7,042	$11,692
RS Small Cap Growth Fund
Year ended 12/31/15	$35,560	$786
Period from 6/1/14 to 12/31/14	$7,675	$20,420
RS Select Growth Fund
Year ended 12/31/15	$27,188	$13,598
Period from 6/1/14 to 12/31/14	$14,647	$29,601
RS Mid Cap Growth Fund
Year ended 12/31/15	$21,267	$6,464
Period from 6/1/14 to 12/31/14	$8,061	$3,821
RS Growth Fund
Year ended 12/31/15	$7,095	$4,287

Period from 6/1/14 to 12/31/14	$6,686	$1,091
RS Technology Fund
Year ended 12/31/15	$2,856	$1,970
Period from 6/1/14 to 12/31/14	$4,804	$2,814
RS Small Cap Equity Fund
Year ended 12/31/15	$1,443	$140
Period from 6/1/14 to 12/31/14	$1,334	$—
RS International Fund
Year ended 12/31/15	$2,951	$115
Period from 6/1/14 to 12/31/14	$1,589	$—
RS Global Fund
Year ended 12/31/15	$1,600	$571
Period from 6/1/14 to 12/31/14	$508	$594
RS Emerging Markets Fund
Year ended 12/31/15	$5,223	$1,223
Period from 6/1/14 to 12/31/14	$4,370	$820
RS Emerging Markets Small Cap Fund
Year ended 12/31/15	$263	$—
Period from 6/1/14 to 12/31/14	$51	$—
RS China Fund
Year ended 12/31/15	$1,665	$4,694
Period from 6/1/14 to 12/31/14	$133	$—
RS Investment Quality Bond Fund
Year ended 12/31/15	$7,426	$3,304
Period from 6/1/14 to 12/31/14	$2,539	$481
RS Low Duration Bond Fund
Year ended 12/31/15	$7,404	$174,105

Period from 6/1/14 to 12/31/14	$7,070	$42,839
RS High Yield Fund
Year ended 12/31/15	$1,329	$1,349
Period from 6/1/14 to 12/31/14	$2,670	$734
RS Tax-Exempt Fund
Year ended 12/31/15	$3,956	$8,354
Period from 6/1/14 to 12/31/14	$3,287	$444
RS High Income Municipal Bond Fund
Year ended 12/31/15	$4,953	$19,905
Period from 6/1/14 to 12/31/14	$8,279	$3,175
RS Floating Rate Fund
Year ended 12/31/15	$20,972	$87,748
Period from 6/1/14 to 12/31/14	$13,977	$93,888
RS Strategic Income Fund
Year ended 12/31/15	$2,031	$1,277
Period from 6/1/14 to 12/31/14	$2,158	$473

(1)                   Reserved.

(2)                   A portion of the sales loads paid to RSFD upon purchases of Class A shares was reallowed by RSFD to dealers.

The following table shows sales loads paid to GIS during the periods indicated.(1)

Predecessor Fund(2)	Sales Load on Purchases(3)	Contingent Deferred Sales Loads
RS Partners Fund
Period from 1/1/14 to 5/31/14	$3,793	$1
Year ended 12/31/13	$7,837	$15
RS Value Fund
Period from 1/1/14 to 5/31/14	$8,030	$1,307
Year ended 12/31/13	$18,227	$1,790

RS Large Cap Alpha Fund
Period from 1/1/14 to 5/31/14	$12,621	$1,896
Year ended 12/31/13	$31,726	$1,562
RS Investors Fund
Period from 1/1/14 to 5/31/14	$26,670	$31,574
Year ended 12/31/13	$13,984	$1,119
RS Global Natural Resources Fund
Period from 1/1/14 to 5/31/14	$6,370	$18,174
Year ended 12/31/13	$55,185	$54,748
RS Small Cap Growth Fund
Period from 1/1/14 to 5/31/14	$9,567	$3,080
Year ended 12/31/13	$19,075	$1,927
RS Select Growth Fund
Period from 1/1/14 to 5/31/14	$24,478	$14,124
Year ended 12/31/13	$137,259	$66,743
RS Mid Cap Growth Fund
Period from 1/1/14 to 5/31/14	$5,752	$917
Year ended 12/31/13	$7,906	$1,094
RS Growth Fund
Period from 1/1/14 to 5/31/14	$6,535	$1,606
Year ended 12/31/13	$13,299	$291
RS Technology Fund
Period from 1/1/14 to 5/31/14	$8,025	$622
Year ended 12/31/13	$13,467	$21,522
RS Small Cap Equity Fund
Period from 1/1/14 to 5/31/14	$718	$—
Year ended 12/31/13	$2,232	$118

RS International Fund
Period from 1/1/14 to 5/31/14	$2,054	$2
Year ended 12/31/13	$5,023	$3,196
RS Global Fund
Period from 1/1/14 to 5/31/14	$261	$248
Year ended 12/31/13	$914	$2,698
RS Emerging Markets Fund
Period from 1/1/14 to 5/31/14	$7,674	$1,815
Year ended 12/31/13	$11,872	$1,226
RS Emerging Markets Small Cap Fund
Period from 2/1/14 to 5/31/14(4)	$—	$—
RS China Fund
Period from 1/1/14 to 5/31/14	$129	$—
Year ended 12/31/13	$582	$—
RS Investment Quality Bond Fund
Period from 1/1/14 to 5/31/14	$1,895	$7,768
Year ended 12/31/13	$13,432	$17,024
RS Low Duration Bond Fund
Period from 1/1/14 to 5/31/14	$8,028	$89,016
Year ended 12/31/13	$35,938	$284,733
RS High Yield Fund
Period from 1/1/14 to 5/31/14	$3,582	$1,664
Year ended 12/31/13	$7,520	$8,121
RS Tax-Exempt Fund
Period from 1/1/14 to 5/31/14	$1,297	$2,425
Year ended 12/31/13	$17,935	$62,993

RS High Income Municipal Bond Fund
Period from 1/1/14 to 5/31/14	$3,021	$1,673
Year ended 12/31/13	$13,578	$66,589
RS Floating Rate Fund
Period from 1/1/14 to 5/31/14	$22,212	$142,905
Year ended 12/31/13	$153,449	$272,154
RS Strategic Income Fund
Period from 1/1/14 to 5/31/14	$2,388	$3,367
Year ended 12/31/13	$8,716	$9,445

(1)                   Prior to June 1, 2014, GIS served as the principal underwriter and distributor of the Predecessor Funds’ shares.

(2)                   Reserved.

(3)                   A portion of the sales loads paid to GIS upon purchases of Predecessor Funds’ Class A shares was reallowed by GIS to dealers.

(4)                   RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

No other commissions and compensation were paid by any of the Predecessor Funds to the Predecessor Funds’ distributor during the fiscal year ended December 31, 2015.

The Funds have been informed by RSFD, the Predecessor Funds’ distributor, that for the year ended December 31, 2015, the following expenditures were made using the 12b-1 Plan fees received by the Predecessor Funds’ distributor with respect to the Predecessor Funds:

Predecessor Fund(1)	Advertising	Prospectus and marketing materials printing & mailing(2)	Compensation to underwriters	Compensation paid to firms	Compensation to sales personnel	Other expenses (facilities, professional expenses, and other)	Excess expenses incurred by RSFD and RS Investments(3)
RS Partners Fund	$96,034	$11,558	$—	$1,745,203	$575,936	$88,930	$(862,902)
RS Value Fund	$84,474	$8,450	$—	$1,196,831	$364,061	$37,214	$(344,705)
RS Large Cap Alpha Fund	$55,518	$10,864	$—	$1,786,745	$477,600	$88,755	$(469,677)
RS Investors Fund	$14,166	$1,955	$—	$328,627	$86,990	$9,079	$15,197
RS Global Natural Resources Fund	$169,545	$12,958	$—	$1,892,479	$811,276	$116,855	$(1,083,252)
RS Small Cap Growth Fund	$139,253	$15,421	$—	$1,881,814	$845,359	$206,289	$(982,823)
RS Select Growth Fund	$56,504	$7,036	$—	$1,550,021	$389,956	$40,052	$(484,282)
RS Mid Cap Growth Fund	$19,216	$3,299	$—	$570,657	$324,894	$23,698	$(421,665)
RS Growth Fund	$20,722	$3,728	$—	$375,354	$127,565	$23,059	$109,524
RS Technology Fund	$13,193	$2,342	$—	$327,918	$104,680	$15,405	$(39,766)
RS Small Cap Equity Fund	$7,082	$1,754	$—	$208,068	$47,680	$19,409	$(68,926)
RS International Fund	$2,936	$570	$—	$91,657	$21,988	$3,718	$(22,680)
RS Global Fund	$3,555	$570	$—	$27,395	$24,515	$12,231	$71,983
RS Emerging Markets Fund	$20,268	$3,065	$—	$609,791	$140,610	$13,896	$(185,756)
RS Emerging Markets Small Cap Fund	$3,349	$303	$—	$24,781	$8,190	$2,004	$1,661
RS China Fund	$2,636	$475	$—	$32,123	$11,459	$3,065	$61,507
RS Investment Quality Bond Fund	$7,538	$1,492	$—	$360,480	$64,776	$727	$(96,228)
RS Low Duration Bond Fund	$63,345	$9,809	$—	$2,805,104	$628,760	$32,580	$(980,548)
RS High Yield Fund	$7,415	$1,768	$—	$238,901	$64,111	$7,959	$146,899
RS Tax-Exempt Fund	$14,903	$2,540	$—	$727,663	$101,391	$9,018	$(145,880)
RS High Income Municipal Bond Fund	$9,473	$1,694	$—	$530,362	$71,909	$16,950	$(174,754)
RS Floating Rate Fund	$110,816	$16,107	$—	$5,855,174	$651,608	$4,029	$(720,531)
RS Strategic Income Fund	$6,152	$1,336	$—	$159,895	$33,486	$5,235	$57,025

(1)             Reserved.

(2)             Printing and mailing of prospectuses to other than current Predecessor Fund shareholders.

(3)             Amount by which expenses incurred by Predecessor Funds’ distributor and the Predecessor Funds’ adviser relating to distribution exceeded Rule 12b-1 fees and contingent deferred sales charges paid.

Custodian, Fund Accountant and Administrator

State Street Bank and Trust Company, 200 Newport Avenue, Quincy, Massachusetts 02171, serves as the Funds’ custodian, fund accountant and administrator (the “Custodian”).  State Street Bank and Trust Company served in the same capacities for the Predecessor Funds.

The Custodian holds the securities in the Funds’ portfolios and other assets for safekeeping. The Custodian does not participate in making investment decisions for the Funds.

Transfer Agent

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds’ transfer agent and dividend-paying agent (“Transfer Agent”).  Boston Financial Data Services served as the Transfer Agent of the Predecessor Funds.

The Transfer Agent does not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Funds’ independent registered public accounting firm.

Legal Counsel

Morrison & Foerster LLP, 250 W. 55th Street, New York, New York 10019, is the counsel to the Trust.

Expenses

Each Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of each Fund’s existence, costs of shareholders’ reports and meetings, and any extraordinary expenses incurred in the Fund’s operation.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently offers Class A, C, R and Y shares of the Funds.  A Fund may not offer all such share classes.

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Shareholders of each Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon. The shareholders of the Trust are the insurance company separate accounts using the Funds to fund contracts. The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a)

reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Principal Holders of Securities

The following table sets forth information concerning beneficial and record ownership, as of August 31, 2016 of the Funds’ shares by each person who beneficially or of record owned more than 5% of the voting securities of any Fund.

Fund	Name and Address of Owner	Percent Owned of Record
Victory Sophus China Fund	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING ATTN RON PICIULLO 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	91.28%
Victory Sophus Emerging Markets Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.49
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.52
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.7
	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.6
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.67
	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.36
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	19.27
Victory Sophus Emerging Markets Small Cap	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING ATTN RON PICIULLO 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	97.77
Victory Floating Rate Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.14
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.09
	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	11.86
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.06
	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	18.97
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	22.48

Victory RS Global Fund	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.78
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.28
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.03
	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING ATTN RON PICIULLO 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	68.42
Victory Global Natural Resources Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.22
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	35.43
Victory RS Growth Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.39
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	8.93
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.36
Victory High Income Municipal Bond	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.68
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.44
	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	9.02
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.98
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.51
	UBS WM ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	23

Victory High Yield Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.2
	UBS WM ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.16
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.21
	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.55
	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING ATTN RON PICIULLO 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	49.23
Victory RS International Fund	UBS WM ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.11
	MATRIX TRUST COMPANY CUST. FBO LAYFIELD USA CORPORATION 401(K) PLA 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	9.58
	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 44 ATTN RS FINANCE NRO 1W 6255 STERNERS WAY BETHLEHEM PA 18017-9464	10.09
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.03
Victory INCORE Investment Quality Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.91
	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 42 ATTN RS FINANCE NRO 1W 6255 STERNERS WAY BETHLEHEM PA 18017-9464	11.98
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	16.92
Victory RS Investors Fund	AMERICAN ENTERPRISE INV SVCS A/C 6255-6677 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.15
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.38
	UBS WM ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.1
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.67
	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	10.93
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.16
	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING ATTN RON PICIULLO 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	14.78

Victory RS Large Cap Alpha Fund	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV41 ATTN RS FINANCE NRO 1W 6255 STERNERS WAY BETHLEHEM PA 18017-9464	8.14
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.52
Victory INCORE Low Duration Bond Fund	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.82
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.54
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	8.4
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.25
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.14
	NATIONAL FINANCIAL SERVICES LLC 6100 ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	14.09
	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	14.67
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.97
Victory RS Mid Cap Growth Fund	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.18
	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.68
	UBS FINANCIAL SERVICES INC FBO DOREEN RAPPAPORT 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6727	6.16
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.04
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.63
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.68
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10.31
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	24.13

Victory RS Partners Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.86
	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) AS AGENT FLEGLER INVESTMENT CO DBA AMSCO SAVINGS PLAN 28424 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	6.29
	STATE STREET BANK & TRUST AS TTEE FOR ADVENTIST HEALTHCARE RETIREMENT PLAN 105 ROSEMONT RD WESTWOOD MA 02090	7.24
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	17.96
	NATIONAL FINANCIAL SERVICES LLC OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	25.59
Victory RS Select Growth Fund	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	7.58
	UBS WM USA 0O0 11011 6100 ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.19
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.26
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.83
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	14.23
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	17
Victory RS Small Cap Equity Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.08
	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 145 ATTN RS FINANCE MRO 1W 6255 STERNERS WAY BETHLEHEM PA 18017-9464	23.69
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.22
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.92
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	19.07
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	34.5
Victory Strategic Income Fund	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.73
	UBS WM USA 0O0 11011 6100 ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.93
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.83
	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING ATTN RON PICIULLO 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	54.31

Victory Tax-Exempt Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.05
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.16
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.11
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.94
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	11.42
	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.58
	UBS WM USA 0O0 11011 6100 ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	19.98
Victory RS Science & Technology Fund	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.43
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.45
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	12.38
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.03
Victory RS Value Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.58
	UBS FINANCIAL SERVICES INC EVELYN C SYLAR 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6727	6.61
	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.76
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.72
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	46.72

Financial Statements

The audited financial statements of the Trust, with respect to the Funds, for the fiscal year ended December 31, 2015 are incorporated by reference to the Predecessor Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2015, as filed electronically on Form N-CSR on March 9, 2016 (File No.: 811-05159; Accession No.: 0001193125-16-49790).

Miscellaneous

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Funds”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Fund Benchmarks

The following section provides additional information about the Funds’ benchmark indexes listed under the “Average Annual Total Returns” table in the Funds’ Prospectus. Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index, except as otherwise noted. You may not invest in the indexes.

Benchmark Index	Description
Barclays High Yield Municipal Bond Index	An unmanaged index that is generally considered to be representative of the high yield municipal bond market and is composed of non-rated bonds and bonds rated below investment grade.
Barclays Municipal Bond Index	An unmanaged index that is generally considered to be representative of investment-grade municipal issues having remaining maturities greater than one year and a national scope.
Barclays U.S. Aggregate Bond Index	An unmanaged index that is generally considered to be representative of U.S. bond market activity.
Barclays U.S. Corporate High-Yield Index	An unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market.
Barclays U.S. Government 1-3 Year Bond Index	An unmanaged index that is generally considered to be representative of U.S. Government bonds with maturities between one and three years.
MSCI All Country World Index (Gross)	A free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.
MSCI China Index (Gross)

A free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index (Gross)	A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
MSCI Emerging Markets Index (Gross)	A free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

MSCI Emerging Markets Small Cap Index (Gross)	A free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets.
MSCI World Commodity Producers Index (Gross)

An equity-based index designed to reflect the performance related to commodity producers stocks. The MSCI World Commodity Producers Index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard (GICS®).

Russell Midcap® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.)

Russell Midcap® Value Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.)

Russell 1000® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 2000® Value Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 2500® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)

Benchmark Index	Description
Russell 3000® Value Index	An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged market-capitalization-weighted index generally

considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy.
S&P/LSTA U.S. Leveraged Loan Index	A market-weighted index that tracks the performance of institutional leveraged loans.
S&P North American Natural Resources Sector Index™

A modified market-capitalization weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

S&P North American Technology Sector Index™	A modified market-capitalization weighted index based on a universe of technology-related stocks.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus can represent a contract between the Trust or the Fund and any shareholder.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Park Avenue Institutional Advisers LLC

Introduction

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on Park Avenue’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, Park Avenue has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. Park Avenue has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to Park Avenue for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. Park Avenue has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask Park Avenue to provide specific voting instructions. In such situations, Park Avenue shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of Park Avenue and the Funds applying uniform policies.

B-1

If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to Park Avenue for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Park Avenue’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.

SailingStone Capital Partners LLC

Proxy Voting

Proxies are assets of SailingStone’s Clients that must be voted with diligence, care, and loyalty. SailingStone will vote each proxy in accordance with its fiduciary duty to its Clients. SailingStone will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, SailingStone will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

These policies and procedures do not apply to any Client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; SailingStone takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to SailingStone, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires SailingStone to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure that SailingStone complies with all applicable recordkeeping requirements associated with proxy voting.

SailingStone has retained ISS Governance Services (“ISS”) to assist in the proxy voting process. The CCO manages SailingStone’s relationship with ISS. ISS prepares analyses of most matters submitted to a shareholder vote. ISS receives a daily electronic feed of all holdings in SailingStone’s voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of proxies by SailingStone personnel. The CCO ensures that ISS votes all proxies and retains all required documentation associated with proxy voting.

SailingStone has adopted proxy voting guidelines (the “Guidelines”) that set forth how SailingStone plans to vote on specific matters presented for shareholder vote. The Guidelines are generally based on ISS ESG principles.

SailingStone reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its Clients, taking into consideration all relevant facts and circumstances at the time of the vote.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. The CCO accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the proxies.

SailingStone will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, SailingStone may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits SailingStone’s ability to sell the affected security during a blocking period that can last for several weeks. SailingStone believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so SailingStone generally abstains from voting when share blocking is required.

B-2